               [THE FRANKLIN LIFE INSURANCE COMPANY-LETTERHEAD]



Dear Contract Owner:

We are pleased to provide this 1995 annual report which shows the status of and balances in your Franklin Life Money Market Variable Annuity Fund C contract.

The gain in the accumulation unit value of the Fund since year end 1994 was as follows:

                                           December 31        December 31
                                             1995                1994
                                          -------------      -------------

               Accumulation Unit Value       $22.03              $21.14
                                             ------              ------
                                             ------              ------

               Percentage Change               4.21%
                                             -------
                                             -------

As we have pointed out in past reports, the annual increase figure should not be compared with fully taxable money market fund rates. Your annuity contract shelters this income from Federal income taxes prior to your annuity starting date so long as your money remains with the Fund. Also, your contract provides that Franklin Life assumes the risk that administrative deductions may be insufficient to cover actual administrative expenses.

The growth of the U.S. economy slowed in the first three quarters of 1995 to between 2.5% and 3.0%, verses the 4.1% growth for the Gross Domestic Product in 1994. The unemployment rate has stayed near 5.6% for 1995. Inflation continues to hold under 3%, where it has been since 1991. Congress is working on a budget plan that would eliminate the deficit in seven years. This proposed action has created a positive force for both the fixed income and equity markets.

The Federal Reserve reduced the Fed Funds rate again in December (by 25 basis points), bringing the rate to 5.50%, the same rate at which the Fed Funds started in 1995. Long term interest rates declined much more than short term rates during 1995. Short term interest rates are expected to stay close to the current level or possibly move slightly lower, unless there are renewed inflation concerns for the market to consider.

Franklin Life Money Market Variable Annuity Fund C, like other money market funds, offers preservation of capital, liquidity and a return that reflects prevailing short term interest rates. In today's interest rate environment, you may want to take some extra time and review what role this product should play in your retirement financial planning. Franklin Life and your registered representative would appreciate the opportunity to discuss with you this and other products which will help you find financial security.

                                  Cordially yours,

                                  /s/ Robert J. Gibbons

                                  Robert J. Gibbons
                                  President and
                                  Chief Executive Officer

                  FRANKLIN LIFE MONEY MARKET VARIABLE ANNUITY FUND C
                         STATEMENT OF ASSETS AND LIABILITIES
                                  DECEMBER 31, 1995



Assets
    Investments-at cost which approximates fair value
         Corporate short-term notes                             $1,211,625
         U.S. Government short-term note                         1,016,533
                                                                 ----------
                                                                 2,228,158
    Cash on deposit                                                 71,869
    Interest receivable                                              8,116
                                                                 ----------
                             Total Assets                        2,308,143

Liability-Due to The Franklin Life Insurance Company                 2,922
                                                                 ----------

Contract Owners' Equity
    Value of 104,641 Accumulation Units outstanding,
         equivalent to $22.029796  per unit                     $2,305,221
                                                                 ----------
                                                                 ----------

                               STATEMENT OF OPERATIONS
                             YEAR ENDED DECEMBER 31, 1995

Investment Income-Interest                                      $   142,957
Expenses
    Mortality and expense charges                $27,136
    Investment management services                 9,551
                                                  -------
                             Total Expenses                          36,687
                                                                 -----------
                        Net Investment Income                   $   106,270
                                                                 -----------
                                                                 -----------


                   STATEMENTS OF CHANGES IN CONTRACT OWNERS' EQUITY


                                                      YEAR ENDED DECEMBER 31
                                                         1995          1994
                                                      -----------------------

Net investment income                                 $ 106,270      $ 77,768
Net contract purchase payments                           36,795        60,519
Payment for contract guarantees                            (148)         (187)
Withdrawals                                            (640,200)     (626,293)
Administrative expense charges                           (1,060)       (1,600)
                                                       ------------------------

    Net Decrease in Contract Owners' Equity            (498,343)     (489,793)

    Contract Owners' Equity at Beginning of Year       2,803,564    3,293,357
                                                       ------------------------

    Contract Owners' Equity at End of Year            $2,305,221   $2,803,564
                                                       ------------------------
                                                       ------------------------




                          SEE NOTES TO FINANCIAL STATEMENTS

                  FRANKLIN LIFE MONEY MARKET VARIABLE ANNUITY FUND C
                               PORTFOLIO OF INVESTMENTS
                                  DECEMBER 31, 1995




PRINCIPAL                                                               FAIR
AMOUNT                                                                  VALUE
---------                                                            -----------
               CORPORATE SHORT-TERM NOTES
                  (52.8%)
               AUTOMOTIVE (5.0%)
$115,000          Ford Motor Credit Corporation
                     5.76%, due 1/24/96                               $  114,227

               FINANCE COMPANIES - CONSUMER (19.2%)
115,000           Associates Corporation of North America
                     5.73%, due 1/3/96                                   114,121
115,000           Beneficial Corporation
                     5.80% due 1/29/96                                   114,222
100,000           Household Finance Corporation
                     5.50%, due 2/7/96                                    99,267
115,000           Norwest Financial, Inc.
                     5.75%, due 1/10/96
                                                                         114,339
                                                                     -----------
                                                                         441,949

               FINANCE COMPANIES - COMMERCIAL (8.6%)
100,000           CIT Group Holdings, Inc.
                     5.75%, due 1/17/96                                   99,345
100,000           General Electric Capital Corporation
                     5.52%, due 2/5/96                                    99,279
                                                                     -----------

               FINANCIAL SAVINGS & SERVICE (5.0%)                        198,624
115,000           American Express Credit Corporation
                     5.65%, due 1/23/96                                  114,224

               MACHINERY - INDUSTRIAL & CONSTRUCTION
                  (5.0%)
$115,000          John Deere Capital Corporation
                     5.63%, due 1/4/96                                   114,191

               OFFICE EQUIPMENT & SERVICES (5.0%)
115,000           IBM Credit Corporation
                     5.60%, due 1/8/96                                   114,159

               OILS & OIL RELATED PRODUCTS (5.0%)
115,000           Chevron Oil Finance Company
                     5.72%, due 1/16/96                                  114,251
                                                                     -----------


                                       TOTAL CORPORATE SHORT-TERM
                                          NOTES (COST-$1,211,625)      1,211,625
                                                                     -----------



               U.S. GOVERNMENT SHORT-TERM NOTE
                  (44.2%)
1,025,000      United States Treasury Bill
                  due 2/1/96 (cost-$1,016,533)                         1,016,533
                                                                     -----------

                                       TOTAL INVESTMENTS (97.0%)
                                          (COST-$2,228,158)            2,228,158
                                                                     -----------

               CASH AND RECEIVABLE, LESS LIABILITY (3.0%)                 77,063
                                                                     -----------


                                       TOTAL CONTRACT OWNERS'
                                           EQUITY (100.0%)            $2,305,221
                                                                     -----------
                                                                     -----------



                          SEE NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
THIS REPORT HAS BEEN PREPARED FOR THE INFORMATION OF FRANKLIN LIFE MONEY MARKET VARIABLE ANNUITY FUND C CONTRACT OWNERS. IT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

NOTES TO FINANCIAL STATEMENTS

NOTE A-SIGNIFICANT ACCOUNTING POLICIES

Franklin Life Money Market Variable Annuity Fund C (Fund) is a segregated investment account of The Franklin Life Insurance Company (The Franklin) and is registered as an open-end diversified management investment company under the Investment Company Act of 1940, as amended. The Fund no longer issues new contracts. Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS: Securities with remaining maturities of 60 days or less are valued at cost, which is equivalent to fair value. Securities purchased with more than 60 days to maturity are valued at fair value until the 61st day prior to maturity. Thereafter, any discount or premium from that fair value to maturity value is recognized by constant, proportionate amortization until maturity.

INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME: Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis.

FEDERAL INCOME TAXES: Operations of the Fund will form a part of, and be taxed with those of, The Franklin, which is taxed as a "life insurance company" under the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the Fund.

NOTE B-EXPENSES

Amounts are paid to The Franklin for investment management services at the rate of .001027% of the current value of the Fund per day (.375% on an annual basis) and for mortality and expense risk assurances at the rate of .002918% of the current value of the Fund per day (1.065% on an annual basis). The investment management service charge and the mortality and expense risk charge may be increased to maximum rates, on an annual basis, of .500% and 1.750%, respectively.

Certain other deductions are made from the Fund and paid to The Franklin including administrative fees and contingent deferred sales charges on certain amounts withdrawn. These deductions are more fully described in the Fund's prospectus.


                      NOTE C-SUMMARY OF CHANGES IN ACCUMULATION UNITS

                                    YEAR ENDED DECEMBER 31
                                1995                     1994
                    ----------------------------------------------------

                        Units          Amount    Units          Amount
                        -----          ------    -----          ------
Balance at
  beginning of
  year                 132,646     $2,803,564   159,929     $3,293,357

Purchases                1,801         36,795     2,949         60,519

Net
  investment
  income                     -        106,270         -         77,768

Withdrawals            (29,757)      (640,200)  (30,155)      (626,293)

Payment for
  contract
  guarantees                 -           (148)        -           (187)

Administrative
  expense charge           (49)        (1,060)      (77)        (1,600)

Balance at end
  of year              104,641     $2,305,221   132,646     $2,803,564
                    ----------------------------------------------------
                    ----------------------------------------------------



     NOTE D-REMUNERATION OF MANAGEMENT

     No person receives any remuneration from the Fund because The Franklin pays the fees of members of the Board of Managers and officers and employees of the Fund pursuant to expense assurances. Certain members of the Board of Managers and officers of the Fund are also directors, officers or employees of The Franklin or Franklin Financial Services Corporation. Amounts paid by the Fund to The Franklin and to Franklin Financial Services Corporation are disclosed in this report.

                              SUPPLEMENTARY INFORMATION
                PER-UNIT INCOME AND CHANGES IN ACCUMULATION UNIT VALUE
                  (SELECTED DATA AND RATIOS FOR AN ACCUMULATION UNIT
                          OUTSTANDING THROUGHOUT EACH YEAR)

                                                                          YEAR ENDED DECEMBER 31
                                                              1995    1994      1993      1992      1991
                                                           ----------------------------------------------
Investment income                                          $ 1.203    $.846    $.617     $.746    $1.140

Expenses                                                      .309     .303     .294      .286      .278
                                                           ----------------------------------------------

Net investment income                                         .894     .543     .323      .460      .862


Accumulation unit value:
  Beginning of year                                         21.136   20.593   20.270    19.810    18.948
                                                           ----------------------------------------------
  End of year                                              $22.030  $21.136  $20.593   $20.270   $19.810
                                                           ----------------------------------------------
                                                           ----------------------------------------------


Ratio of expenses to average net assets                      1.44%    1.44%    1.44%     1.44%     1.44%


Ratio of net investment income to average net assets         4.17%    2.58%    1.58%     2.32%     4.46%


Number of accumulation units outstanding at end of year    104,641  132,646  159,929   210,310   247,150
---------------------------------------------------------------------------------------------------------

                     MATTERS SUBMITTED TO VOTE OF CONTRACT OWNERS

An annual meeting of Contract Owners of the Fund was held on April 17, 1995. At the meeting, the individuals named below were elected as Members of the Board of Managers of the Fund, a new Investment Management Agreement between The Franklin and the Fund was approved and Ernst & Young LLP was ratified as the Fund's independent auditors for the ensuing fiscal year. The number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes, if applicable, as to each matter is set forth in the table below.


    Matter                                            Votes:
 -------------                     --------------------------------------------
                                       For            Against        Abstain
                                       ---            -------        -------
Election of
Robert G. Spencer as
Member, Board of Managers              70,983          2,341             0

Election of
Dr. Robert C. Spencer as
Member, Board of Managers              70,765          2,559             0

Election of
James W. Voth as
Member, Board of Managers              70,983          2,341             0

Election of
Clifford L. Greenwalt as
Member, Board of Managers              70,983          2,341             0

Approval of new Investment
Management Agreement
between the Fund and
The Franklin                           67,468          1,183         4,673

Ratification of Selection
of Ernst & Young LLP as
independent auditors                   70,514            805         2,005


                            REPORT OF INDEPENDENT AUDITORS



Board of Managers and Contract Owners
Franklin Life Money Market Variable Annuity Fund C


We have audited the accompanying statement of assets and liabilities of Franklin Life Money Market Variable Annuity Fund C, including the portfolio of investments, as of December 31, 1995, and the related statements of operations, changes in contract owners' equity, and the table of per-unit income and changes in accumulation unit value for the year then ended. These financial statements and the table of per-unit income and changes in accumulation unit value are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the table of per-unit income and changes in accumulation unit value based on our audit. The statement of changes in contract owners' equity for the year ended December 31, 1994, and the table of per-unit income and changes in accumulation unit value for each of the four years in the period then ended, were audited by other auditors whose report dated February 1, 1995, expressed an unqualified opinion on that statement and table.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the table of per-unit income and changes in accumulation unit value are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments held by the custodian as of December 31, 1995. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the 1995 financial statements and the 1995 table of per-unit income and changes in accumulation unit value referred to above present fairly, in all material respects, the financial position of Franklin Life Money Market Variable Annuity Fund C at December 31, 1995, and the results of its operations, changes in its contract owners' equity, and per-unit income and changes in accumulation unit value for the year then ended in conformity with generally accepted accounting principles.





                                            Ernst & Young LLP







Chicago, Illinois
February 2, 1996